UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Monterey Innovation Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

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Monterey Innovation Acquisition Corp.

17 State Street, 21st Floor

New York, NY 10004

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 30, 2023

To the Stockholders of Monterey Innovation Acquisition Corp.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Monterey Innovation Acquisition Corp. (“Monterey Innovation,” the “Company,” “we,” “us” or “our”) to be held on June 30, 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

•	Proposal No. 1 - The Charter Amendment Proposal – a proposal to amend (the “Charter Amendment”) Monterey Innovation’s amended and restated certificate of incorporation, as amended (the “charter”), by allowing us to further extend the date by which we have to consummate a business combination (the “Combination Period”) from July 5, 2023 to up to nine (9) times by an additional month each time (or up to April 5, 2024) (as extended, the “Extended Date”) by depositing into the trust account $100,000 for each additional month extension;

•	Proposal No. 2 - The Trust Amendment Proposal – a proposal to amend (the “Trust Amendment” and together with the Charter Amendment, the “Extensions”) the Investment Management Trust Agreement, dated September 30, 2021, as amended, by and between Continental Stock Transfer & Trust Company and Monterey Innovation (the “trust agreement”), allowing us to extend the Combination Period from July 5, 2023 to the Extended Date by depositing into the trust account $100,000 for each additional month extension; and

•	Proposal No. 3 - The Adjournment Proposal – a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the proposals is more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide us with additional time to complete an initial business combination. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal set forth in the accompanying proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment.

Our charter currently provides that in the event we have not completed a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”) by January 5, 2023, we may, by resolution of the board of directors of the Company (the “Board”) if requested by the Company’s insiders or their affiliates, extend the period of time to consummate a Business Combination up to six (6) times by an additional month each time (or up to July 5, 2023); provided that, pursuant to the trust agreement entered into between the Company and Continental Stock Transfer & Trust Company on September 30, 2021, as amended (the “trust agreement”), the only way to extend the time available for the Company to consummate its initial Business Combination is for the Company or the Company’s insiders or their affiliates or designees, upon five days’ advance notice prior to each applicable deadline, to deposit into the trust account $120,000 (or an aggregate of $720,000 if the time to consummate a Business Combination is extended to July 5, 2023), on or prior to the date of the applicable deadline. The Board currently believes that there will not be sufficient time before July 5, 2023, to complete a Business Combination. The purpose of the Extension is to provide us more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders.

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Holders (“public stockholders”) of shares of our common stock sold in our IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects our public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a Business Combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

We estimate that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.84 at the time of the special meeting, based on the approximate amount of $21.9 million held in the trust account as of June 12, 2023 (not taking into account any withdrawal of interest earned on the funds held in the trust account that may be used by us to pay our taxes payable). The closing price of our common stock on June 15, 2023, was $10.88. We cannot assure our stockholders that they will be able to sell their shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.

If the Extensions are not approved by July 5, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock and approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of our outstanding shares of common stock. The affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting is required to approve the Adjournment Proposal.

The Board has fixed the close of business on June 9, 2023 as the date for determining our stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

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After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of our Company and our stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal.

Under Delaware law and our bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning each of the proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated: June 16, 2023

By Order of the Board of Directors,

/s/ Jonas Grossman
Executive Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Charter Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 30, 2023: This notice of meeting and accompanying proxy statement are available at https://www.cstproxy.com/montereyinnovation/2023.

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Monterey Innovation Acquisition Corp.
17 State Street, 21st Floor

New York, NY 10004

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 30, 2023

PROXY STATEMENT

The special meeting of stockholders (the “special meeting”) of Monterey Innovation Acquisition Corp. (“Monterey Innovation,” the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on June 30, 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

•	Proposal No. 1 - The Charter Amendment Proposal – a proposal to amend (the “Charter Amendment”) Monterey Innovation’s amended and restated certificate of incorporation, as amended (the “charter”), by allowing us to further extend the date by which we have to consummate a business combination (the “Combination Period”) from July 5, 2023 to up to nine (9) times by an additional month each time (or up to April 5, 2024) (as extended, the “Extended Date”) by depositing into the trust account $100,000 for each additional month extension;

•	Proposal No. 2 - The Trust Amendment Proposal – a proposal to amend (the “Trust Amendment” and together with the Charter Amendment, the “Extensions”) the Investment Management Trust Agreement, dated September 30, 2021, as amended, by and between Continental Stock Transfer & Trust Company and Monterey Innovation (the “trust agreement”), allowing us to extend the Combination Period from July 5, 2023 to the Extended Date by depositing into the trust account $100,000 for each additional month extension; and

•	Proposal No. 3 - The Adjournment Proposal – a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

Our charter currently provides that in the event we have not completed a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”) by January 5, 2023, we may, by resolution of the board of directors of the Company (the “Board”) if requested by the Company’s insiders or their affiliates, extend the period of time to consummate a Business Combination up to six (6) times by an additional month each time (or up to July 5, 2023); provided that, pursuant to the trust agreement entered into between the Company and Continental Stock Transfer & Trust Company on September 30, 2021, as amended (the “trust agreement”), the only way to extend the time available for the Company to consummate its initial Business Combination is for the Company or the Company’s insiders or their affiliates or designees, upon five days’ advance notice prior to each applicable deadline, to deposit into the trust account $120,000 (or an aggregate of $720,000 if the time to consummate a Business Combination is extended to July 5, 2023), on or prior to the date of the applicable deadline. The Board currently believes that there will not be sufficient time before July 5, 2023, to complete a Business Combination. The purpose of the Extension is to provide us more time to complete a Business Combination, which the Board believes is in the best interests of our stockholders.

Holders (“public stockholders”) of shares of our common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects our public stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable acquisition in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a Business Combination.

Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock and approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of our outstanding shares of common stock. The affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting is required to approve the Adjournment Proposal.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $21,492,174 held in the trust account as of March 31, 2023. In such event, we may need to obtain additional funds to complete a Business Combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extensions are not approved by July 5, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

In the IPO, we issued and sold to the public, units consisting of shares of common stock and warrants. We also issued identical warrants in a private placement to NorthStar Bio Ventures, LLC (“NorthStar”) and Chardan Monterey Investments, LLC, our co-sponsor and an affiliate of Chardan (“Chardan Monterey” and together with NorthStar, the “Co-Sponsors”).

Prior to the IPO, the Co-Sponsors, officers, and directors waived their rights to liquidating distributions from the trust account with respect to their shares of common stock acquired directly from the Company and warrants issued to the Co-Sponsors. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.

Our Co-Sponsors have agreed that they will be liable to us if and to the extent any claims by a third party (excluding our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per share held in the trust account as of the date of the liquidation of the trust account if less than $10.10 per share due to reductions in the value of the trust assets, in each case less taxes payable, provided that such liability will not apply to any claims by a third-party who executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our Co-Sponsors to reserve for such indemnification obligations, nor have we independently verified whether our Co-Sponsors have sufficient funds to satisfy their indemnity obligations and we believe that our Co-Sponsors’ only assets are securities of our Company. Therefore, we cannot assure you that our Co-Sponsors would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.10 (based on the amount expected to be in trust at the time of the special meeting). Nevertheless, we cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Extensions will constitute consent for Monterey Innovation to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to us to pay our taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by us to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any Business Combination through the Extended Date if the Extensions are approved.

The record date for the special meeting is June 9, 2023. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 4,894,384 outstanding shares of common stock. Our warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement, including the form of proxy, is first being mailed to stockholders on or about June 16, 2023.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on June 30, 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Monterey Innovation is a blank check company incorporated in Delaware whose business purpose is to enter into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In October 2021, we consummated our IPO from which we derived net proceeds of $116,150,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case, such certain date is July 5, 2023. Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete a Business Combination, as the Company will not be able to do so by July 5, 2023. Therefore, the Board is submitting proposals 1 and 2 described in this proxy statement for the stockholders to vote upon. In addition, we are proposing a measure to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

Q. What is being voted on?

A. You are being asked to vote on:

•      a proposal to amend our charter, allowing us to extend the Combination Period from July 5, 2023 to up to nine (9) times by an additional month each time (or up to April 5, 2024) by depositing into the trust account $100,000 for each additional month extension;

•      a proposal to amend the Trust Agreement, allowing us to extend the Combination Period from July 5, 2023 to up to nine (9) times by an additional month each time (or up to April 5, 2024) by depositing into the trust account $100,000 for each additional month extension; and

●      a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

Q. What is the purpose of the Extensions?

The purpose of the Extensions is to provide the Company with sufficient time to complete a Business Combination. The Board believes that it is in the best interests of our stockholders to provide the Company more time to consummate a Business Combination. We intend to hold another stockholders meeting prior the Extended Date in order to seek stockholder approval of a Business Combination. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Extensions are implemented, such approval will constitute consent for us to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a Business Combination on or before the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Extensions are approved and the amount remaining in the trust account may be only a fraction of the approximately $21,492,174 (including interest but less the funds used to pay taxes) that was in the trust account as of March 31, 2023, which could impact our ability to consummate a Business Combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved by July 5, 2023, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Co-Sponsors and the initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock acquired directly from the Company (but not including shares acquired in the open market) (the “private shares”). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the trust account.

Q. Why is the Company proposing the Charter Amendment Proposal and Trust Amendment Proposal?

A. Our charter and the Trust Agreement provide for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying Business Combination(s) consummated on or before July 5, 2023. However, our Board currently believes that there will not be sufficient time before July 5, 2023 to complete a Business Combination. The purpose of the Extensions is to provide the Company with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our stockholders. In the event that we enter into a definitive agreement to consummate a Business Combination, we will need additional time to prepare, file with the SEC, and deliver to our stockholders a proxy statement to seek stockholder approval of a Business Combination.

You are not being asked to vote on any Business Combination at this time. If the Extensions are implemented and you do not elect to redeem your public shares in connection with the Elections, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event such future Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

Q. Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?

A. Our Board believes stockholders will benefit from the Company consummating a Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to allow us to further extend the Combination Period from July 5, 2023 to the Extended Date by depositing into the trust account $100,000 for each additional month extension. The Charter Amendment Proposal and the Trust Amendment Proposal would give us the opportunity to complete a Business Combination.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a Business Combination before July 5, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter. Our Board also believes, however, that is in the best interests of our stockholders to provide our Company with additional time to complete a Business Combination.

Q. How do the Monterey Innovation insiders intend to vote their shares?

A. All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all of the proposals.

Our directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased in the open market by our directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote 2,875,000 founder shares, representing approximately 56.5% of our issued and outstanding common stock. Our directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Our directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals. Any public shares held by affiliates of Monterey Innovation may be voted in favor of the proposals.

Q. What vote is required to approve each of the proposals?

A. Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of our outstanding shares of common stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Adjournment Proposal.

Q. What if I don’t want to vote for the Charter Amendment Proposal or the Trust Amendment Proposal?	A. If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extensions are implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extensions until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate a Business Combination. We have provided that all holders of public shares, including those who vote for the Extensions, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the stockholder meeting which is scheduled for June 30, 2023. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future Business Combinations, or, if we do not consummate a Business Combination by the Extended Date, such holders shall be entitled to their pro rata portion of the trust account on such date.
Q. What happens if the Charter Amendment is not approved?

A. If the Charter Amendment is not approved and we have not consummated a business combination by July 5, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Co-Sponsors and initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their private shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the trust account.

Q. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A. If the Charter Amendment Proposal is approved, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time we must complete a Business Combination until the Extended Date. If the Trust Amendment Proposal is approved, we will execute an amendment to Trust Agreement in the form of Annex B hereto. We will remain a reporting company under the Exchange Act, and our units, common stock, and public warrants will remain publicly traded. We will then continue to work to consummate a Business Combination by the Extended Date.

If the Extensions are implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. We cannot predict the amount that will remain in the trust account if the Extensions are implemented, and the amount remaining in the trust account may be only a fraction of the amount that was in the trust account as of March 31, 2023.

Q. Would I still be able to exercise my redemption rights if I vote against a proposed business combination?	A. Unless you elect to redeem all of your shares, you will be able to vote on any Business Combination when it is submitted to stockholders. If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of a Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in the charter.
Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Monterey Innovation’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford CT 06902.

Q. How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR”, “AGAINST” or “WITHHOLD” votes, as well as abstentions and broker non-votes.

Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of our outstanding shares of common stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.
Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the proposals if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A. Only holders of record of our common stock at the close of business on June 9, 2023, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 4,894,384 shares of common stock, including 2,019,384 public shares, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the Charter Amendment Proposal and the Trust Amendment Proposal are fair to and in the best interests of the Company and our stockholders. The Board recommends that our stockholders vote “FOR” each of the Charter Amendment Proposal and the Trust Amendment Proposal. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.
Q. What interests do the Company’s directors and officers have in the approval of the proposals?	A. Monterey Innovation’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal—Interests of Monterey Innovation’s Directors and Officers.”

Q. What if I object to the Charter Amendment and Trust Amendment Proposal? Do I have appraisal rights?	A. If you do not want the Charter Amendment Proposal and Trust Amendment Proposal to be approved, you must vote against such proposals, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future Business Combination we propose. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment or the Trust Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if we have not completed a business combination by the Extended Date. Our stockholders do not have appraisal rights in connection with the Charter Amendment Proposal and Trust Amendment Proposal under the DGCL.
Q. What happens to the Monterey Innovation warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?	A. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a Business Combination by July 5, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.
Q. What happens to the Monterey Innovation warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are approved?	A. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will continue our efforts to consummate a Business Combination until the Extended Date, and will retain the blank check company restrictions previously applicable to us. The warrants will remain outstanding in accordance with their terms.

Q. What do I need to do now?	A. We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of our common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of Monterey Innovation common stock?

A. If the Extensions are implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Q. Who is paying for this proxy solicitation?	A. We will pay for the entire cost of soliciting proxies. We have also retained Morrow Sodali LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Morrow Sodali LLC will be paid by us. We estimate that our proxy solicitor fees will be approximately $15,000 plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Q. Where do I find the voting results of the special meeting?	A. We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, we are required to file with the SEC within four business days following the special meeting.
Q. Who can help answer my questions?

A. If you have questions, you may write or call Monterey Innovation’s proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford CT 06902

Tel: Toll-Free (800) 662-5200 or (203) 658-9400

Email: MTRY.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 annual report”), any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We cannot assure you that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, we cannot assure you that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, we expect to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

In the event the Charter Amendment Proposal is approved and we amend our charter, Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our common stock, units and warrants are listed on Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our common stock include, among other things, the requirement to maintain at least 300 public holders and at least 500,000 publicly held shares. Pursuant to the terms of our charter, in the event the Charter Amendment Proposal is approved and the charter is amended, public stockholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our common stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our common stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our public shares in connection with the amendment of our certificate of incorporation pursuant to the Charter Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•	a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares of common stock.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.

Any redemption or other repurchase that occurs after December 31, 2022, in connection with a business combination, extension vote or otherwise, may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with a business combination or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination or otherwise, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in our ability to complete a business combination. It is expected that any such excise tax would be paid by the Company using funds held outside of the Trust Account.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Neither NorthStar nor Chardan Monterey is controlled by or has substantial ties with a non-U.S. person. Mr. Omur, who is our Chief Executive Officer, is a U.S. citizen. We do not expect the Company to be considered a “foreign person” under the regulations administered by CFIUS. However, if our initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other SPACs which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete an initial business combination by July 5, 2023 (or the Extended Date if our stockholders approve the Charter Amendment Proposal) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share that will be determined by when we liquidate and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

On March 30, 2022, the SEC issued proposed rules relating to certain activities of SPACs (the “SPAC Rule Proposals”), relating to, among other things, circumstances in which SPACs could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company. This risk may be increased if we continue to hold the funds in the trust account in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, rather than instructing the trustee to liquidate the securities in the trust account and hold the funds in the trust account in cash.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete a business combination and instead to liquidate. If we are required to liquidate, our stockholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

If we instruct the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in an interest-bearing demand deposit account at a national bank in order to seek to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, instruct the trustee with respect to the trust account to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in an interest-bearing demand deposit account at a national bank until the earlier of consummation of an initial business combination or liquidation of the Company. Following such liquidation of the securities held in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in an interest-bearing demand deposit account at a national bank would reduce the dollar amount the Public Stockholders would receive upon any redemption or liquidation of the Company.

The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in an interest-bearing demand deposit account at a national bank, which would further reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we are currently holding the funds in our trust account in U.S. government treasury obligations.

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the ability of the Company to effect the Charter Amendment or Trust Amendment or consummate a Business Combination;

•	unanticipated delays in the distribution of the funds from the trust account;

•	claims by third parties against the trust account; or

•	the ability of the Company to finance and consummate a Business Combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including our 2022 annual report and our other filings with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

Our Company

We are a blank check company incorporated as a Delaware corporation on October 1, 2020, whose business purpose is to enter into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities, which we refer to as our “initial business combination.” While we may pursue an initial business combination in any region or sector, we initially focused our efforts on a biotech company that has demonstrated success and is primed to thrive in the rapidly evolving biotech industry for our initial business combination. In connection with our Management Transition and rebrand, described below, we expanded our acquisition strategy to include a broader universe of disruptive technology targets.

On September 18, 2020, Chardan Monterey purchased 5,000,000 shares of common stock from us for $25,000, or $0.005 per share. On May 20, 2021, Chardan Monterey transferred 687,500 founder shares back to us for no consideration, which shares were cancelled. On May 21, 2021, Chardan Monterey transferred 3,315,625 founder shares to NorthStar at a price of $0.006 per share. On May 21, 2021, NorthStar transferred 150,000 founder shares to Dr. Satyal, our former Chief Executive Officer, and transferred 35,000 founder shares to each of our directors at a price of $0.006 per share. On September 1, 2021, NorthStar transferred 1,078,125 founder shares back to us and Chardan Monterey transferred 359,375 founder shares back to us, in each case for no consideration, which shares were cancelled. As a result, following our IPO, NorthStar held a balance of 1,912,500 founder shares and Chardan Monterey held a balance of 637,500 founder shares. The founder shares included an aggregate of up to 375,000 shares that were subject to forfeiture to the extent that the underwriter’s over-allotment option was not exercised in full or in part, so that our initial stockholders would collectively own 20% of our issued and outstanding shares after our IPO. The over-allotment option was exercised in full on October 6, 2021; thus, these shares are no longer subject to forfeiture.

In connection with the Management Transition, on March 9, 2023, NorthStar transferred 478,125 founder shares to Chardan Monterey and 30,625 founder shares to each of our newly appointed directors, in each case, at a price of $0.006 per share. In addition, our former Chief Executive Officer transferred 75,000 founder shares back to NorthStar. On March 9, 2023, Chardan Monterey transferred 4,375 founder shares to each of our newly appointed directors, in each case, at a price of $0.006 per share. As a result, following the Management Transition, NorthStar holds a balance of 1,417,500 founder shares and Chardan Monterey holds a balance of 1,102,500 founder shares.

The registration statement on Form S-1 (File No. 333-259378) for our IPO was declared effective by the SEC on September 30, 2021. On October 5, 2021, we consummated our IPO of 10,000,000 units at $10.00 per unit, generating gross proceeds of $100,000,000. Each unit consists of one share of common stock and one redeemable warrant, with each warrant entitling the holder thereof to purchase one share of common stock at a price of $11.50 per share. On October 6, 2021, the underwriter exercised its over-allotment option in full, resulting in our issuance of an additional 1,500,000 units at a public offering price of $10.00 per unit. After giving effect to the exercise and close of the option, an aggregate of 11,500,000 units have been issued in the IPO, with aggregate gross proceeds of $115,000,000.

Simultaneously with the consummation of our IPO, we consummated the private placement of 3,750,000 private warrants to NorthStar and 1,250,000 private warrants to Chardan Monterey, in each case at a price of $1.00 per private warrant, generating gross proceeds of $5,000,000. In connection with the full exercise of the underwriters’ over-allotment option, NorthStar purchased an additional 337,500 private warrants and Chardan Monterey purchased an additional 112,500 private warrants, in each case, at a price of $1.00 per private warrant, generating additional gross proceeds of $450,000.

A total of $116,150,000 from the net proceeds of the sale of the units in our IPO and the sale of the private placements, including as a result of the full exercise of the underwriters’ over-allotment option, was placed in a trust account established for the benefit of our public stockholders (the “trust account”), with Continental Stock Transfer & Trust Company acting as trustee, and has been invested only in U.S. government treasury bills, notes and bonds with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and which invest solely in U.S. Treasuries. Except for all interest income that may be released to us to pay our tax obligations and for dissolution expenses up to $100,000, as applicable, none of the funds held in the trust account will be released from the trust account until the earlier of: (i) the consummation of our initial business combination by July 5, 2023 (or the Extended Date if the Charter Amendment Proposal is approved by our stockholders) and (ii) a redemption to public stockholders prior to any voluntary winding-up in the event we do not consummate our initial business combination within the applicable period.

Our units began trading on October 1, 2021 on the Nasdaq Global Market (“Nasdaq”) under the symbol “MTRYU.” Commencing on November 22, 2021, the shares of common stock and warrants comprising the units began separate trading on Nasdaq under the symbols “MTRY” and “MTRYW,” respectively. Those units not separated continue to trade on Nasdaq under the symbol “MTRYU.”

First Extension

On September 29, 2022, we held a special meeting of stockholders to (i) amend our amended and restated certificate of incorporation (the “ First Charter Amendment”), which became effective upon filing on September 29, 2022, and (ii) amend the trust agreement (the “First Trust Amendment”), in each case to allow us to extend the Combination Period for an additional three months, from October 5, 2022 to January 5, 2023, by depositing into the trust account $350,000 for the three-month extension, and thereafter to extend the Combination Period up to six (6) times by an additional month each time (or up to July 5, 2023) by depositing into the trust account $120,000 for each additional month extension. Pursuant to the trust agreement, on October 4, 2022, the Co-Sponsors deposited $350,000 into the trust account to extend the Combination Period to January 5, 2023 and, thereafter, deposited an aggregate of $600,000 into the trust account to extend the Combination Period to June 5, 2023. As of the date of this filing, the Co-sponsors intend to deposit an additional Extension Payment of $120,000 on or prior to June 5, 2023 in order to extend the Combination Period to July 5, 2023.

In connection with the vote on the First Charter Amendment, our stockholders had the right to redeem their shares of common stock. The holders of 9,480,616 shares of common stock elected to redeem their shares at a per share redemption price of $10.13. As a result, approximately $96.1 million was removed from the trust account on October 3, 2022 to pay such holders, leaving approximately $20.5 million in the trust account, immediately following redemptions.

Management Transition and Rebrand

On March 9, 2023, Dr. Satyal tendered his resignation as Chief Executive Officer of the Company and William McKeever tendered his resignation as Chief Financial Officer and director of the Company. Murat Omur was appointed Chief Executive Officer and Sean McGann was appointed Chief Financial Officer of the Company to replace Dr. Satyal and Mr. McKeever, respectively. Also on March 9, 2023, Chris Coleman, Jory Des Jardins and Roderick Hardamon, were appointed as directors. Mr. Hardamon and Mr. Coleman were appointed to the audit committee of the Company, and Mr. Hardamon was also designated as the “audit committee financial expert.” Jonas Grossman was appointed to Executive Chairman. The foregoing board and management changes are collectively referred to as the “Management Transition.”

On March 10, 2023, we filed an amendment to our amended and restated certificate of incorporation with the Secretary of State of Delaware to change our corporate name from “Monterey Bio Acquisition Corporation” to “Monterey Innovation Acquisition Corp.” We also expanded our acquisition strategy to include a broader universe of disruptive technology targets, which was further enabled by key additions to the Board and changes to the management team.

We intend to capitalize on the extensive relationships of our board and management team with the goal of identifying and acquiring a disruptive technology business to bring to the public markets.

As of March 31, 2023, we had $21,492,174 (including interest but less the funds used to pay taxes) in the trust account.

The mailing address of our principal executive office is 17 State Street, 21st Floor, New York, NY 10004, and our telephone number is (917) 267-0216.

The Special Meeting

Date, Time and Place. The special meeting of stockholders will be held on June 30, 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our common stock at the close of business on June 9, 2023, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.

Votes Required. Approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of our outstanding shares of common stock.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least a majority of our outstanding shares of common stock.

Approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Adjournment Proposal.

At the close of business on the record date, there were 4,894,384 outstanding shares of common stock, including 2,019,384 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal approved, you should vote against the proposals or abstain from voting on the proposals. If you want to obtain your pro rata portion of the trust account in the event the Extensions are implemented, which will be paid shortly after the special meeting scheduled for June 30, 2023, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment Proposal and Trust Amendment Proposal or abstain.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $15,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

PROPOSAL NO. 1 – THE CHARTER AMENDMENT PROPOSAL

The Charter Amendment

We are proposing to amend our charter to allow us to extend the Combination Period from July 5, 2023 to up to nine (9) times by an additional month each time (or up to April 5, 2024) by depositing into the trust account $100,000 for each additional month extension, or, as extended, the Extended Date. The approval of the Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to allow us more time to complete a Business Combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extensions. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of our public shares, whether they vote for or against the Charter Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extensions are implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

Reasons for the Charter Amendment

The IPO prospectus and charter originally provided that we had until October 5, 2022 (the date which was 12 months after the consummation of the IPO) to complete a Business Combination, with the right to extend the Combination Period up to three times by an additional three months each time (for a total of up to 21 months to complete a Business Combination) by making certain deposits in the trust account, as described in more detail in our IPO prospectus.

On September 29, 2022, our stockholders approved (i) an amendment to our charter, which became effective upon filing on September 29, 2022, and (ii) an amendment to the trust agreement. Our charter, as amended, currently provides that in the event we have not completed a Business Combination by January 5, 2023, we may, by resolution of the Board if requested by the Company’s insiders or their affiliates, extend the period of time to consummate a Business Combination up to six (6) times by an additional month each time (or up to July 5, 2023); provided that, pursuant to the trust agreement, the only way to extend the time available for the Company to consummate its initial Business Combination is for the Company or the Company’s insiders or their affiliates or designees, upon five days’ advance notice prior to each applicable deadline, to deposit into the trust account $120,000 (or an aggregate of $720,000 if the time to consummate a Business Combination is extended to July 5, 2023), on or prior to the date of the applicable deadline.

Pursuant to the trust agreement, on October 4, 2022, the Co-Sponsors deposited $350,000 into the trust account to extend the Combination Period to January 5, 2023 and, thereafter, deposited an aggregate of $600,000 into the trust account to extend the Combination Period to June 5, 2023. As of the date of this filing, the Co-sponsors intend to deposit an additional Extension Payment of $120,000 on or prior to June 5, 2023 in order to extend the Combination Period to July 5, 2023.

The Board currently believes that there will not be sufficient time before July 5, 2023, to complete a Business Combination. Accordingly, we have determined to seek stockholder approval to further extend the time for closing a Business Combination beyond July 5, 2023 to the Extended Date. The Company and our officers and directors agreed that we would not seek to amend our charter to allow for a longer period of time to complete a business combination unless we provided holders of public shares with the right to seek redemption of their public shares in connection with the amendment.

If the Charter Amendment is Not Approved

If the Charter Amendment is not approved by July 5, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Co-Sponsors and initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their founder shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the trust account.

If the Charter Amendment is not approved, the trust account will be liquidated as described above.

If the Charter Amendment is Approved

If the Charter Amendment and the Trust Amendment are approved, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a Business Combination until the Extended Date. We will remain a reporting company under the Exchange Act, and our units, common stock, and public warrants will remain publicly traded. We will then continue to work to consummate a Business Combination by the Extended Date.

You are not being asked to vote on any Business Combination at this time. If the Extensions are implemented and you do not elect to redeem your public shares in connection with the Extensions, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event such future Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

If the Charter Amendment Proposal is approved, and the Extensions are implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. We cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved, and the amount remaining in the trust account may be only a fraction of the amount that was in the trust account as of March 31, 2023.

Redemption Rights

If the Charter Amendment Proposal is approved, and the Extensions are implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a Business Combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON JUNE 28, 2023. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENT AND ELECTION.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of June 12, 2023 of approximately $21.9 million, this would amount to approximately $10.84 per share. The closing price of the common stock on June 15, 2023, the most recent closing price, was $10.88.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to our transfer agent prior to the vote on the Charter Amendment. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the trust account. Any request for redemption, once made by a public stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the special meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved or will be abandoned. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our Co-Sponsors have agreed that they will be liable to us if and to the extent any claims by a third party (excluding our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per share held in the trust account as of the date of the liquidation of the trust account if less than $10.10 per share due to reductions in the value of the trust assets, in each case less taxes payable, provided that such liability will not apply to any claims by a third-party who executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. However, we have not asked our Co-Sponsors to reserve for such indemnification obligations, nor have we independently verified whether our Co-Sponsors have sufficient funds to satisfy their indemnity obligations and we believe that our Co-Sponsors’ only assets are securities of our Company. Therefore, we cannot assure you that our Co-Sponsors would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.10 (based on the amount expected to be in trust at the time of the special meeting). Nevertheless, we cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of potential creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable.

In the event that the proceeds in the trust account are reduced below $10.00 per public share and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.10 per share.

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date. If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented. Each of the Charter Amendment and the Trust Amendment is cross-conditioned on the approval of each other. With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal.

In addition, the Co-Sponsors, initial stockholders, or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment. None of our Co-Sponsors, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	If the Charter Amendment Proposal is not approved by July 5, 2023, in accordance with our charter, the founder shares and the private warrants, which were acquired directly from us, will be worthless;

•	In connection with the IPO, our Co-Sponsors agreed that they will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by us for services rendered, contracted for or products sold to us;

•	All rights specified in our charter relating to the right of officers and directors to be indemnified by the Company, and of our executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after any Business Combination. If a Business Combination is not approved and we liquidate, we will not be able to perform its obligations to its officers and directors under those provisions;

•	None of our executive officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

•	Our executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and Business Combinations. However, we fail to obtain the Extensions, they will not have any claim against the trust account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if a Business Combination is not completed; and

•	We have entered into an Assignment and Assumption of Administrative Services Agreement with Chardan Monterey, pursuant to which we pay $10,000 per month for general and administrative services, including office space, utilities and secretarial support. Upon the earlier of completion of a business combination or liquidation, we will cease paying these monthly fees. Accordingly, Chardan Monterey may receive payments in excess of the payments currently contemplated, if the Charter Amendment Proposal is approved.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment is in the best interests of the Company and or stockholders. Our Board has approved and declared advisable adoption of the Charter Amendment.

Our Board recommends that you vote “FOR” the Charter Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 2 - THE TRUST AMENDMENT PROPOSAL

In connection with the IPO, $116,150,000 was initially placed in the trust account governed by the Trust Agreement. If a Business Combination was not consummated by October 5, 2022, the trust account was to be liquidated and its proceeds were to be distributed to our public stockholders of record as of such date, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest that may be released to us to pay dissolution expenses).

On September 29, 2022, our stockholders approved (i) an amendment to our charter and (ii) an amendment to the trust agreement. Our trust agreement, as amended, currently provides that in the event we have not completed a Business Combination by January 5, 2023, we may, by resolution of the Board if requested by the Company’s insiders or their affiliates, extend the period of time to consummate a Business Combination up to six (6) times by an additional month each time (or up to July 5, 2023); provided that the only way to extend the time available for the Company to consummate its initial Business Combination is for the Company or the Company’s insiders or their affiliates or designees, upon five days’ advance notice prior to each applicable deadline, to deposit into the trust account $120,000 (or an aggregate of $720,000 if the time to consummate a Business Combination is extended to July 5, 2023), on or prior to the date of the applicable deadline.

As a result of stockholder redemptions in connection with the First Charter Amendment, approximately $96.1 million was removed from the trust account on October 3, 2022 to pay such stockholders, leaving approximately $20.5 million in the trust account, immediately following redemptions. As of March 31, 2023, we had $21,492,174 (including interest but less the funds used to pay taxes) held in the trust account.

Reasons for the Trust Amendment

If a Business Combination is not consummated by July 5, 2023, the trust account is to be liquidated and its proceeds are to be distributed to our public stockholders of record as of such date, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest that may be released to us to pay dissolution expenses). The trust agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least a majority of our outstanding shares of common stock.

Our Board has determined that there is not sufficient time before July 5, 2023 to consummate a Business Combination. Accordingly, our Board believes that in order to successfully complete a Business Combination, it is appropriate to obtain the Extensions.

We are proposing to amend the Trust Agreement to extend the liquidation date from July 5, 2023 to up to nine (9) times by an additional month each time (or up to April 5, 2024) by depositing into the trust account $100,000 for each additional month extension, or, as extended, the Extended Date.

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the liquidation of the trust account to match the Extended Date if the Charter Amendment is approved. The Trust Amendment is necessary in conjunction with the Charter Amendment because, otherwise, the Trust Agreement would terminate and the result would be the same as if the Charter Amendment was not approved.

Approval of the Trust Amendment Proposal is a condition to the implementation of the Extensions.

A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.

If the Trust Amendment is Not Approved

If the Trust Amendment is not approved by July 5, 2023, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Co-Sponsors and initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their founder shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless if the Company winds up. We will pay the costs of liquidation from our remaining assets outside of the trust account.

If the Trust Amendment is Approved

If the Charter Amendment and the Trust Amendment are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the trust account will not be disbursed except to the extent any redemptions are made in connection with the special meeting, in connection with our completion of a business combination or in connection with our liquidation if we do not complete an initial business combination by January 5, 2023 (or up to July 5, 2023, as applicable). We will then continue to work to consummate a Business Combination by the Extended Date.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least a majority of our outstanding shares of common stock on the record date. Each of the Charter Amendment and the Trust Amendment is cross-conditioned on the approval of each other. With respect to the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal.

Recommendation

Our Board has determined that the Trust Amendment is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment.

Our Board recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal and Trust Amendment Proposal set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal and Trust Amendment Proposal set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment.

If the Adjournment Proposal is not approved by our stockholders, the chairman of the special meeting will not exercise his or her ability to adjourn the special meeting to a later date (which he or she would otherwise have under the charter) in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal.

Required Vote

The Adjournment Proposal, if presented, must be approved by the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Adjournment Proposal.

Recommendation

Our Board has determined that the Adjournment Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Adjournment Proposal.

The Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of June 9, 2023, with respect to the beneficial ownership of our common stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants included in our units or the private warrants as these warrants are not convertible or exercisable within 60 days of June 9, 2023.

		Approximate Percentage
		of
		Outstanding
	Number of Shares	Shares of
	Beneficially	Common
Name and Address of Beneficial Owner(1)	Owned	Stock
NorthStar Bio Ventures, LLC(2)	1,417,500	29.0%
Chardan Monterey Investments LLC(3)	1,102,500	22.5%
Murat Omur	—	—
Sean McGann	—	—
Sandip I. Patel(2)(4)	1,452,500	29.7%
Jonas Grossman(3)(4)	1,137,500	23.2%
Chris Coleman	35,000	*
Jory Des Jardins	35,000	*
Roderick Hardamon	35,000	*
Frances K. Heller	35,000	*
James R. Neal	35,000	*
All executive officers and directors as a group (9 individuals)	2,765,000	56.5%
MMCAP International Inc. SPC(5)	475,000	9.71%
Periscope Capital Inc..(6)	437,600	8.94%

*	Less than 1%.

(1)       Unless otherwise noted, the business address of each of the following entities or individuals is c/o Monterey Innovation Acquisition Corp., 17 State Street, 21st Floor, New York, NY 10004.

(2)       The shares reported above are held in the name of NorthStar. Mr. Patel is a manager and controlling shareholder of NorthStar. Accordingly, Mr. Patel has voting and dispositive power over the founder shares held by NorthStar and may be deemed to beneficially own such founder shares.

(3)       The shares reported above are held in the name of Chardan Monterey. Chardan Monterey is an affiliate of Chardan, the representative of the underwriters in our initial public offering. Mr. Grossman is the managing member of Chardan Monterey. Accordingly, Mr. Grossman has voting and dispositive power over the founder shares held by Chardan Monterey and may be deemed to beneficially own such founder shares.

(4)       Includes 35,000 founder shares that were transferred to each of Mr. Grossman and Mr. Patel by NorthStar.

(5)       According to a Schedule 13G/A filed with the SEC on February 14, 2023 by MMCAP International Inc. SPC, and MM Asset Management Inc.. MMCAP International Inc. SPC and MM Asset Management Inc. share voting and investment power over all the reported shares. The address for each of MMCAP International Inc. SPC and MM Asset Management Inc. is 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands and 161 Bay Street, TD Canada Trust Tower Suite 2240, Toronto, ON M5J 2S1 Canada, respectively, is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(6)       According to a Schedule 13G filed with the SEC on February 13, 2023 by Periscope Capital Inc. (“Periscope”). Periscope beneficially owns 285,100 shares of Common Stock and acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds that collectively directly own 152,500 shares of Common Stock. The address for Karpus is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

STOCKHOLDER PROPOSALS

If the Extensions are approved, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, Monterey Innovation’s proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford CT, 06902, telephone number: (800) 662-5200, email: MTRY.info@investor.morrowsodali.com; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Monterey Innovation Acquisition Corp., 17 State Street, 21st Floor, New York, NY 10004, Attention: Murat Omur, Chief Executive Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than June 23, 2023.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MONTEREY INNOVATION ACQUISITION CORP.

[●], 2023

Monterey Innovation Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Monterey Innovation Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 23, 2020 (the “Original Certificate”). A Certificate of Amendment to the Original Certificate was filed with the Secretary of State of the State of Delaware on April 9, 2021. The Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on September 30, 2021. The first amendment to the Amended and Restated Certificate was filed with the Secretary of State of the State of Delaware on September 29, 2022.

2. This Amendment to the Amended and Restated Certificate of Incorporation (“Amendment”) amends the Amended and Restated Certificate, as amended.

3. This Amendment was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on September 7, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by up to April 5, 2024, provided however, that for each additional month extension from July 5, 2023, the Corporation deposits into the Trust Account $100,000 for each additional month extension on or prior to the date of the applicable deadline (as so extended, the “Extended Date”), subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by the Extended Date or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are NorthStar Bio Ventures, LLC, Chardan Monterey Investments LLC (collectively the “Co-Sponsors”) or the officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” On June 30, 2023, the Corporation’s Stockholders approved an extension of the deadline to consummate an initial Business Combination from July 5, 2023 to the Extended Date. The Corporation may, by resolution of the Board if requested by the Corporation’s insiders or their affiliates, extend the period of time to consummate a Business Combination up to nine (9) times by an additional month each time (or up to April 5, 2024); provided that, pursuant to the trust agreement entered into between the Corporation and Continental Stock Transfer & Trust Company on September 30, 2021, as amended, the only way to extend the time available for the Corporation to consummate its initial Business Combination is for the Corporation or the Corporation’s insiders or their affiliates or designees, upon five days’ advance notice prior to each applicable deadline, to deposit into the Trust Account $100,000 (or an aggregate of $900,000 if the time to consummate a Business Combination is extended to April 5, 2024), on or prior to the date of the applicable deadline.

5. The text of Sections 9.2(a), 9.2(d), 9.2(e) and 9.2(f) are hereby amended and restated to read in full as follows:

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

(d) In the event that the Corporation has not completed an initial Business Combination by the Extended Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Corporation to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Corporation’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

(f) [Reserved].

6. The text of Section 9.7 is hereby amended and restated to read in full as follows:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of the Offering Shares if the Corporation does not complete an initial Business Combination by the Extended Date or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the number of the then outstanding Offering Shares.

IN WITNESS WHEREOF, Monterey Innovation Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

MONTEREY INNOVATION ACQUISITION CORP.

By:
Name: Murat Omur
Title: Chief Executive Officer

ANNEX B

PROPOSED TRUST AMENDMENT

[●], 2023

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2023, by and between Monterey Innovation Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated September 30, 2021, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, a total of $116,150,000 was placed in the Trust Account from the IPO and sale of private warrants;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account after (x) receipt of, and only in accordance with, a Termination Letter; or (y) upon the date which is the later of (i) 12 months (or up to 21 months, as applicable) after the closing of the IPO and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date;

WHEREAS, on September 29, 2022, the Company’s stockholders approved a proposal to amend the Trust Agreement, allowing the Company to extend the date by which it has to consummate a Business Combination (the “Combination Period”) for an additional three (3) months, from October 5, 2022 to January 5, 2023, by depositing into the Trust Account $350,000 for the three-month extension, and thereafter to extend the Combination Period up to six (6) times by an additional month each time (or up to July 5, 2023) by depositing into the Trust Account $120,000 for each additional month extension;

WHEREAS, in connection with the stockholder vote to approve the extension, the holders of 9,480,616 shares of common stock of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.13 per share, for an aggregate redemption amount of approximately $96.1 million, leaving approximately $20.5 million in the Trust Account immediately following the redemptions.

WHEREAS, Section 7(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be amended with the approval of the holders of a majority of all of the outstanding shares of Common Stock (the “Consent of the Stockholders”);

WHEREAS, the Company obtained the Consent of the Stockholders to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to Trust Agreement.

(a)	The fourth recital to the Trust Agreement is hereby amended and restated as follows:

WHEREAS, on June 30, 2023, the Company’s stockholders approved an extension of the deadline to consummate an initial Business Combination from July 5, 2023 to up to April 5, 2024. The Company may, by resolution of the Board if requested by the Company’s insiders or their affiliates, extend the period of time to consummate a Business Combination up to nine (9) times by an additional month each time (or up to April 5, 2024) (as extended, the “Extended Date”); provided that, pursuant to the Company’s Amended and Restated Certificate of Incorporation, as amended, the only way to extend the time available for the Company to consummate its initial Business Combination is for the Company or the Company’s insiders or their affiliates or designees, upon five days’ advance notice prior to each applicable deadline, to deposit into the Trust Account $100,000 (or an aggregate of $900,000 if the time to consummate a Business Combination is extended to April 5, 2024), on or prior to the date of the applicable deadline; and

(b) Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board, Secretary or other authorized officer of the Company and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) the Extended Date and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate of Incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

MONTEREY INNOVATION ACQUISITION CORP.

By:
Name:	Murat Omur
Title:	Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE

By:
Name:	Francis Wolf
Title:	Vice President

Proposal 1 — The Charter Amendment To amend (the “Charter Amendment”) Monterey Innovation’s amended and restated certificate of incorporation, as amended (the “charter”), by allowing us to further extend the date by which we have to consummate a business combination (the “Combination Period”) from July 5, 2023 to up to nine (9) times by an additional month each time (or up to April 5, 2024) (as extended, the “Extended Date”) by depositing into the trust account $100,000 for each additional month extension. Proposal 2 — The Trust Amendment To amend (the “Trust Amendment” and together with the Charter Amendment, the “Extensions”) the Investment Management Trust Agreement, dated September 30, 2021, as amended, by and between Continental Stock Transfer & Trust Company and Monterey Innovation, allowing us to extend the Combination Period from July 5, 2023 to the Extended Date by depositing into the trust account $100,000 for each additional month extension. Proposal 3 — The Adjournment Proposal To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal. MONTEREY INNOVATION ACQUISITION CORP. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED CONTROL NUMBER Signature______________________________Signature, if held jointly__________________________________Date_____________, 2023 Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Please mark your votes like this X INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 29, 2023. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 30, 2023: This notice of meeting and the accompanying proxy statement are available at: https://www.cstproxy.com/montereyinnovation/2023 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 16, 2023, in connection with the Special Meeting to be held at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 and hereby appoints Murat Omur and Sean McGann, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Monterey Innovation Acquisition Corp. (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this proxy statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed, on the other side) FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MONTEREY INNOVATION ACQUISITION CORP. FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2023